Exhibit 99.39

MBNA MASTER CREDIT CARD TRUST II

SERIES 1999-D

KEY PERFORMANCE FACTORS
January 31, 2000



Expected B Maturity 6/15/2006


Blended Coupon 6.0843%


Excess Protection Level
3 Month Average   5.21%
January, 2000   5.26%
December, 1999   4.68%
November, 1999   5.68%


Cash Yield17.74%


Investor Charge Offs 4.73%


Base Rate 7.75%


Over 30 Day Delinquency 5.03%


Seller's Interest 9.78%


Total Payment Rate14.21%


Total Principal Balance$49,077,414,912.07


 Investor Participation Amount$500,000,000.00


Seller Participation Amount$4,800,914,393.58